Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Fourth Quarter Ended December 31st, 2023

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. 2

Fourth Quarter 2023 Financial Review Main Indicators ($MM) Q4 2023 Q4 2022 Net Revenue 4,528.3 4,127.4 Gross Profit 321.0 95.8 SG&A 131.1 142.8 Operating Income 184.3 (77.5) Net Interest 54.5 37.3 Net Income 134.2 (155.0) Earnings Per Share (EPS) 0.57 (0.66) Adjusted EBITDA* 309.5 62.9 Adjusted EBITDA Margin* 6.8% 1.5% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to US GAAP. In $MM U.S. EU MX Net Revenue 2,660.6 1,341.1 526.6 Adjusted Operating Income* 133.1 63.2 (1.6) Adjusted Operating Income Margin* 5.0% 4.7% (0.3)% Source: PPC  U.S.: Significant Year-over-Year (YoY) improvement in commodity market pricing and operational improvements benefited Big Bird business; while Case Ready, Small Bird and Prepared Foods improved YoY and Quarter-over Quarter (QoQ) driven by increased distribution; UK/Europe: YoY and QoQ profit improvement due to product diversification and operational efficiencies; Mexico: YoY profitability increases due to improved balance in supply / demand dynamic and breeder cost reductions.  SG&A lower due to decrease in legal defense costs and cost efficiencies achieved in the US and UK/Europe; partially offset by higher incentive compensation costs in the quarter.  Adjusted Q4 2023 EBITDA* growth reflects the benefits of our focus on operational efficiencies, portfolio balance, Key Customer strategy, and geographical diversification. 3

- 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th ou sa nd H ea d 2022 2023 5 Yr. Avg.  Trailing 8-Month placements increased 6.7% vs. year ago. Source: USDA Intended Pullet Placements Pullet Placements +3.4% Y/Y in Q4-2023; Up 3.6% YTD 4

1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg gs Eggs/100 2022 2023 5 Yr. Avg. Source: USDA  Broiler layer flock +1.9% YoY in Q4-23.  Eggs/100 0.0% YoY in Q4-23. 58,000 59,000 60,000 61,000 62,000 63,000 64,000 65,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec He ad (0 00 ) Broiler Type Hatching Layers 2022 2023 5 Yr. Avg. Broiler Layer Flock Increased Y/Y In Q4; Eggs/100 On Par With Year Ago Level In Q4 5

Source: USDA 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 250,000 Th ou sa nd s of E gg s Chicken Egg Sets by Week - USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 Egg Sets -1.6% YoY in Q4-23; Hatchability 0.2% Above Q4-22 Levels 6

Source: USDA 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 200,000 H ea d (0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 5 Yr. Avg. 2022 2023 2024 Broiler Placements Down -2.4% Y/Y in Q4-23 7

Source: USDA 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 17.3% 16.6% 18.5% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 27.6% 29.4% 27.0% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 29.7% 27.6% 25.6% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 25.4% 26.4% 28.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75 Increased Head Counts in 4.26-6.25 and >7.75 LBS Segment YTD; Y/Y Reductions in Q4 For Middle LBS Segments 8

Source: USDA  Total Inventories in December is below 5-year average.  Breast meat inventories -2.7% below YA levels at the end of Q4.  Wing inventories in December is below 5-year average.  Dark meat inventories reduced -15% Y/Y below 5-year average in December.  Other category continues to be large contributor of inventory, more than 40% of total. 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 1,000,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2022 2023 5 Yr. Avg. Industry Cold Storage Supplies Ended Q4 On par with Historical Average 9

Source: PPC, EMI 50 70 90 110 130 150 170 1/ 6 2/ 3 3/ 3 3/ 31 4/ 28 5/ 26 6/ 23 7/ 21 8/ 18 9/ 15 10 /1 3 11 /1 0 12 /8 Ce nt s/ Lb Jumbo Cutout 5 Year Range 5 Yr. Avg. 2022 2023 2024 Chicken Pricing in Q4 Trended Above Year Ago And In Line With 5 Year Average 10

Note: On the week of September 2, 2022, USDA revised their reporting of chicken prices from regional prices to one national metric. The old USDA NE Broiler prices previously used provided the largest sample size and the most accurate reflection of the chicken market. The above pricing indicates the new national price reflected by the USDA reporting from 9/2/22 on. 75.00 125.00 175.00 225.00 275.00 325.00 375.00 425.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Boneless/Skinless Breast 5 Year Range 5 Year Average 2022 2023 2024 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Tenders 5 Year Range 5 Year Average 2022 2023 2024 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Leg Quarters 5 Year Range 5 Year Average 2022 2023 2024 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 1/ 7 2/ 6 3/ 8 4/ 7 5/ 7 6/ 6 7/ 6 8/ 5 9/ 4 10 /4 11 /3 12 /3 Ce nt s/ Lb USDA Whole Wings 5 Year Range 5 Year Average 2022 2023 2024 BSB and Tenders Declined Seasonally in Q4; Wings and LQ Remained Steady in Q4 11

Source: EMI 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1/ 6 1/ 20 2/ 3 2/ 17 3/ 3 3/ 17 3/ 31 4/ 14 4/ 28 5/ 12 5/ 26 6/ 9 6/ 23 7/ 7 7/ 21 8/ 4 8/ 18 9/ 1 9/ 15 9/ 29 10 /1 3 10 /2 7 11 /1 0 11 /2 4 12 /8 12 /2 2 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 5 Yr. Avg. 2022 2023 2024 WOG Values Climbed And Ended Q4 Above Year Ago 12

Corn Dynamics  The ‘23/24 US corn crop was record large at 15.3B bu., rebuilding ending stock forecasts to a historically robust levels.  Current USDA forecasts suggest Brazil and Argentina will have record large corn production when combined. Globally, these forecasts contribute to ‘23/24 ending stocks increasing by approximately 22M metric tons year-on year.  Ukraine shipments continue to be available and competitively priced to global destinations.  South American weather and US new crop planting economics will be the focus in coming weeks. Source: PPC 13

Soybean Dynamics  ’23/24 US soybean ending stock levels are forecast approximately 19% higher year-on-year, benefitting from a positive adjustment to final US soybean yields by the USDA in January and a more recent adjustment lower of US soybean export demand.  South American production, however, is the key to recent price direction, as Argentina production is forecast to rebound to 50M metric tons, doubling the 25Mmt from last year’s drought. Brazil production is currently forecast at 156Mmt, down a mere 6 from last year’s record 162M metric ton crop.  US crush industry expansion is pressuring soybean meal prices as it grows US supply. The US has realized record soy crush in Q4’23. The rebound in Argentina crush with the improved crop should offer competition into global markets in 2024.  US soy oil, although potentially influenced by biofuel policy, is facing competition from substitute fats/oils in food, feed, and renewable fuel channels. Source: PPC 14

Fiscal Year 2023 Capital Spending  Continued investment in strategic and automation projects will support Key Customers’ growth and emphasize our focus on further diversification of our portfolio and operational improvements Capex (US$M) Source: PPC 15

APPENDIX

Appendix: Reconciliation of Adjusted EBITDA 17 “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses (gains), (2) transaction costs related to business acquisitions, (3) costs related to litigation settlements, (4) restructuring activities losses, (5) property insurance recoveries, and (6) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Year Ended	
	December 31, 2023	December 25, 2022	December 31, 2023	December 25, 2022
	(In thousands)			
Net income (loss)	$ 134,211	$ (155,042)	$ 322,317	$ 746,538
Add:				
Interest expense, net[(a)]	54,505	37,298	166,621	143,644
Income tax expense	22,417	25,256	42,905	278,935
Depreciation and amortization	112,486	102,148	419,900	403,110
EBITDA	323,619	9,660	951,743	1,572,227
Add:				
Foreign currency transaction losses (gains)[(b)]	(22,892)	16,469	20,570	30,817
Transaction costs related to acquisitions[(c)]	—	(24)	—	948
Litigation settlements[(d)]	4,700	5,804	39,400	34,086
Restructuring activities losses[(e)]	5,661	30,466	44,345	30,466
Minus:				
Property insurance recoveries[(f)]	2,038	(417)	21,124	19,580
Net income (loss) attributable to noncontrolling interest	(442)	(66)	743	608
Adjusted EBITDA	$ 309,492	$ 62,858	$ 1,034,191	$ 1,648,356

(a) Interest expense, net, consists of interest expense less interest income.

(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Consolidated Statements of Income.

(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

(d) This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

(e) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.

(f) This represents property insurance recoveries for property damage losses.

Source: PPC

18

Appendix: Reconciliation of LTM Adjusted EBITDA 19 The summary unaudited consolidated income statement data for the 12 months ended December 31, 2023 (the LTM Period) have been calculated by summing each of the unaudited three month periods within the audited year ended December 31, 2023. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended December 31, 2023 March 26, 2023 June 25, 2023 September 24, 2023 December 31, 2023 (In thousands) Net income $ 5,631 $ 60,908 $ 121,567 $ 134,211 $ 322,317 Add: Interest expense, net 39,062 39,524 33,530 54,505 166,621 Income tax expense (8,840) (15,225) 44,553 22,417 42,905 Depreciation and amortization 98,257 104,857 104,300 112,486 419,900 EBITDA 134,110 190,064 303,950 323,619 951,743 Add: Foreign currency transaction losses (gains) 18,143 16,395 8,924 (22,892) 20,570 Litigation settlements 11,200 13,000 10,500 4,700 39,400 Restructuring activities losses 8,026 29,718 940 5,661 44,345 Minus: Property insurance recoveries 19,086 — — 2,038 21,124 Net income (loss) attributable to noncontrolling interest 444 452 289 (442) 743 Adjusted EBITDA $ 151,949 $ 248,725 $ 324,025 $ 309,492 $ 1,034,191

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION

Reconciliation of EBITDA Margin

(Unaudited)

	Three Months Ended		Year Ended		Three Months Ended		Year Ended	
	December 31, 2023	December 25, 2022	December 31, 2023	December 25, 2022	December 31, 2023	December 25, 2022	December 31, 2023	December 25, 2022
	(In thousands, except percent of net sales)							
Net income (loss)	$ 134,211	$ (155,042)	$ 322,317	$ 746,538	2.96 %	(3.76)%	1.86 %	4.27 %
Add:								
Interest expense, net	54,505	37,298	166,621	143,644	1.20 %	0.90 %	0.96 %	0.82 %
Income tax expense	22,417	25,256	42,905	278,935	0.50 %	0.61 %	0.25 %	1.60 %
Depreciation and amortization	112,486	102,148	419,900	403,110	2.48 %	2.47 %	2.42 %	2.31 %
EBITDA	323,619	9,660	951,743	1,572,227	7.14 %	0.22 %	5.48 %	9.00 %
Add:								
Foreign currency transaction losses (gains)	(22,892)	16,469	20,570	30,817	(0.50)%	0.41 %	0.13 %	0.18 %
Transaction costs related to acquisitions	—	(24)	—	948	— %	— %	— %	0.01 %
Litigation settlements	4,700	5,804	39,400	34,086	0.10 %	0.14 %	0.21 %	0.19 %
Restructuring activities losses	5,661	30,466	44,345	30,466	0.13 %	0.74 %	0.26 %	0.17 %
Minus:								
Property insurance recoveries	2,038	(417)	21,124	19,580	0.05 %	(0.01)%	0.12 %	0.11 %
Net income (loss) attributable to noncontrolling interest	(442)	(66)	743	608	(0.01)%	— %	— %	— %
Adjusted EBITDA	$ 309,492	$ 62,858	$ 1,034,191	$ 1,648,356	6.83 %	1.52 %	5.96 %	9.44 %
Net sales	$ 4,528,302	$ 4,127,365	$17,362,217	$17,468,377				

Source: PPC

20

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended December 31, 2023				Three Months Ended December 25, 2022			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 76,321	$ 46,181	$ 11,709	$ 134,211	$ (86,893)	$ (22,193)	$ (45,956)	$(155,042)
Add:								
Interest expense, net[(a)]	66,779	(1,458)	(10,816)	54,505	38,094	633	(1,429)	37,298
Income tax expense (benefit)	4,047	18,635	(265)	22,417	(22,097)	20,673	26,680	25,256
Depreciation and amortization	68,004	38,707	5,775	112,486	63,370	32,899	5,879	102,148
EBITDA	215,151	102,065	6,403	323,619	(7,526)	32,012	(14,826)	9,660
Add:								
Foreign currency transaction losses (gains)[(b)]	(19,594)	(3,355)	57	(22,892)	17,060	442	(1,033)	16,469
Transaction costs related to acquisitions[(c)]	—	—	—	—	—	(24)	—	(24)
Litigation settlements[(d)]	4,700	—	—	4,700	5,804	—	—	5,804
Restructuring activities[(e)]	—	5,661	—	5,661	—	30,466	—	30,466
Minus:								
Property insurance recoveries[(f)]	—	1,921	117	2,038	(417)	—	—	(417)
Net income attributable to noncontrolling interest	—	—	(442)	(442)	—	—	(66)	(66)
Adjusted EBITDA	$ 200,257	$ 102,450	$ 6,785	$ 309,492	$ 15,755	$ 62,896	$ (15,793)	$ 62,858

(a) Interest expense, net, consists of interest expense less interest income.

(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses (gains) in the Consolidated Statements of Income.

(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.

(d) This represents expenses recognized in anticipation of probable settlements in ongoing litigation.

(e) Restructuring charges is primarily related to restructuring initiatives at multiple production facilities throughout our U.K. and Europe reportable segment.

(f) This represents property insurance recoveries for property damage losses.

Source: PPC

21

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Year Ended December 31, 2023				Year Ended December 25, 2022			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 32,520	$ 114,666	$ 175,131	$ 322,317	$ 706,704	$ (3,642)	$ 43,476	$ 746,538
Add:								
Interest expense, net[(a)]	194,013	(2,928)	(24,464)	166,621	143,941	2,126	(2,423)	143,644
Income tax expense (benefit)	(5,848)	23,378	25,375	42,905	220,245	8,290	50,400	278,935
Depreciation and amortization	255,052	142,190	22,658	419,900	244,617	134,374	24,119	403,110
EBITDA	475,737	277,306	198,700	951,743	1,315,507	141,148	115,572	1,572,227
Add:								
Foreign currency transaction losses (gains)[(b)]	35,433	(2,520)	(12,343)	20,570	35,702	(3,008)	(1,877)	30,817
Transaction costs related to acquisitions[(c)]	—	—	—	—	847	101	—	948
Litigation settlements[(d)]	39,400	—	—	39,400	34,086	—	—	34,086
Restructuring activities losses[(e)]	—	44,345	—	44,345	—	30,466	—	30,466
Minus:								
Property insurance recoveries[(f)]	19,086	1,921	117	21,124	19,580	—	—	19,580
Net income attributable to noncontrolling interest	—	—	743	743	—	—	608	608
Adjusted EBITDA	$ 531,484	$ 317,210	$ 185,497	$1,034,191	$1,366,562	$ 168,707	$ 113,087	$1,648,356

Source: PPC

22

Appendix: Reconciliation of Adjusted Operating Income 23 Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Year Ended December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 (In thousands) GAAP operating income, U.S. operations $ 128,353 $ (52,796) $ 238,894 $ 1,094,025 Litigation settlements(a) 4,700 5,804 39,400 34,086 Transaction costs related to acquisitions(b) — — — 847 Adjusted operating income, U.S. operations $ 133,053 $ (46,992) $ 278,294 $ 1,128,958 Adjusted operating income margin, U.S. operations 5.0% (1.9) % 2.8% 10.5 % GAAP operating income, U.K. and Europe operations $ 57,568 $ (1,340) $ 128,151 $ (934) Restructuring activities losses 5,661 30,466 44,345 30,466 Adjusted operating income, U.K. and Europe operations $ 63,229 $ 29,126 $ 172,496 $ 29,532 Adjusted operating income margin, U.K. and Europe operations 4.7% 2.4% 3.3% 0.6 % GAAP operating income, Mexico operations $ (1,621) $ (23,400) $ 155,455 $ 83,450 No adjustments — — — — Adjusted operating income, Mexico operations $ (1,621) $ (23,400) $ 155,455 $ 83,450 Adjusted operating income margin, Mexico operations (0.3) % (5.1) % 7.3% 4.5%

Appendix: Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin 24 Adjusted Operating Income Margin for each of our reportable segments is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for each of our reportable segments to adjusted operating income margin for each of our reportable segments is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Year Ended December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 (In percent) GAAP operating income margin, U.S. operations 4.8% (2.2) % 2.4% 10.2 % Litigation settlements 0.2% 0.3% 0.4% 0.3 % Transaction costs related to acquisitions — % — % — % — % Adjusted operating income margin, U.S. operations 5.0% (1.9) % 2.8% 10.5 % GAAP operating income margin, U.K. and Europe operations 4.3% (0.1) % 2.5% — % Restructuring activities losses 0.4% 2.5% 0.8% 0.6 % Adjusted operating income margin, U.K. and Europe operations 4.7% 2.4% 3.3% 0.6 % GAAP operating income margin, Mexico operations (0.3) % (5.1) % 7.3% 4.5 % No adjustments — % — % — % — % Adjusted operating income margin, Mexico operations (0.3) % (5.1) % 7.3% 4.5%

Appendix: Reconciliation of Adjusted Net Income 25 (a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income (loss) attributable to Pilgrim's certain items of expense and deducting from Net income (loss) attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income (loss) attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Year Ended December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ 134,653 $ (154,976) $ 321,574 $ 745,930 Add: Foreign currency transaction losses (gains) (22,892) 16,469 20,570 30,817 Transaction costs related to acquisitions — (24) — 948 Litigation settlements 4,700 5,804 39,400 34,086 Restructuring activities losses 5,661 30,466 44,345 30,466 Loss on early extinguishment of debt recognized as a component of interest expense(a) 20,694 — 20,694 — Minus: Property insurance recoveries 2,038 — 21,124 19,580 Adjusted net income (loss) attributable to Pilgrim's before tax impact 140,778 (102,261) 425,459 822,667 Net tax impact of adjustments(b) (1,483) (12,757) (25,140) (19,115) Adjusted net income (loss) attributable to Pilgrim's $ 139,295 $ (115,018) $ 400,319 $ 803,552 Weighted average diluted shares of common stock outstanding 237,465 236,469 237,297 240,394 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.59 $ (0.49) $ 1.69 $ 3.34

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 26 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: a. Net tax impact of adjustments represents the tax impact of all adjustments shown above. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Year Ended December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 (In thousands, except per share data) U.S. GAAP EPS $ 0.57 $ (0.66) $ 1.36 $ 3.10 Add: Foreign currency transaction losses (gains) (0.10) 0.08 0.09 0.13 Transaction costs related to acquisitions — — — — Litigation settlements 0.02 0.02 0.16 0.14 Restructuring activities losses 0.02 0.13 0.19 0.13 Loss on early extinguishment of debt recognized as a component of interest expense 0.09 — 0.08 — Minus: Property insurance recoveries 0.01 — 0.09 0.08 Adjusted EPS attributable to Pilgrim's before tax impact 0.59 (0.43) 1.79 3.42 Net tax impact of adjustments(a) — (0.06) (0.10) (0.08) Adjusted EPS $ 0.59 $ (0.49) $ 1.69 $ 3.34 Weighted average diluted shares of common stock outstanding 237,465 236,469 237,297 240,394

Appendix: Supplementary Selected Segment and Geographic Data 27Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Geographic Data (Unaudited) Three Months Ended Year Ended December 31, 2023 December 25, 2022 December 31, 2023 December 25, 2022 (In thousands) Sources of net sales by country of origin: U.S. $ 2,660,649 $ 2,430,343 $ 10,027,742 $ 10,748,350 Europe 1,341,103 1,234,609 5,203,322 4,874,738 Mexico 526,550 462,413 2,131,153 1,845,289 Total net sales $ 4,528,302 $ 4,127,365 $ 17,362,217 $ 17,468,377 Sources of cost of sales by country of origin: U.S. $ 2,461,255 $ 2,406,386 $ 9,505,258 $ 9,312,445 Europe 1,233,572 1,154,440 4,828,623 4,634,066 Mexico 512,427 470,769 1,909,721 1,710,117 Elimination 1 (12) 214 (54) Total cost of sales $ 4,207,255 $ 4,031,583 $ 16,243,816 $ 15,656,574 Sources of gross profit by country of origin: U.S. $ 199,394 $ 23,957 $ 522,484 $ 1,435,905 Europe 107,531 80,169 374,699 240,672 Mexico 14,123 (8,356) 221,432 135,172 Elimination (1) 12 (214) 54 Total gross profit $ 321,047 $ 95,782 $ 1,118,401 $ 1,811,803 Sources of operating income (loss) by country of origin: U.S. $ 128,353 $ (52,796) $ 238,894 $ 1,094,025 Europe 57,568 (1,340) 128,151 (934) Mexico (1,621) (23,400) 155,455 83,450 Elimination (1) 12 (214) 54 Total operating income (loss) $ 184,299 $ (77,524) $ 522,286 $ 1,176,595